Catalyst/Stone Beach Income Opportunity Fund

Class A: IOXAX Class C: IOXCX Class I: IOXIX

summary PROSPECTUS

NOVEMBER 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://catalystmf.com/literature_and_forms. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/STONE BEACH INCOME OPPORTUNITY FUND

Investment Objective: The Fund’s investment objective is current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 91 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 59 and Waivers of Up-Front Sales Charge on Class A Shares on page 60.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	1.35%	1.35%	1.35%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	2.87%	3.62%	2.62%
Fee Waiver and/or Expense Reimbursement [1,3]	(1.27)%	(1.27)%	(1.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.60%	2.35%	1.35%

1 Estimated and restated to reflect current expenses.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a), interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.58%, 2.33% and 1.33% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter.

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The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$630	$238	$137
3	$1,207	$992	$694
5	$1,810	$1,766	$1,277
10	$3,431	$3,798	$2,860

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 369% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to deliver monthly dividend income derived from its investments in mortgage-backed securities (“MBS”), including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) (including privately-offered collateralized loans), and real estate investment trusts (“REITs”). The Fund will also invest in structured notes and total return swaps linked to foreign and domestic bonds, foreign and domestic money market funds, foreign and domestic interest rates, changes in interest rates, foreign and domestic bond futures, foreign and domestic credit default swaps and changes in exchange rates. U.S. agency MBS in which the Fund may invest include pass through and structured securities, such as fixed, floating and inverse floating rate collateralized mortgage obligations (“CMOs”) as well as interest-only and principal only MBS. The Fund employs an actively managed hedged strategy that seeks to limit declines in the net asset value of the Fund’s portfolio in adverse market conditions. These investments may be made directly or through investments in exchange traded funds (“ETFs”). There is no guarantee that the Fund’s hedging strategy will be successful.

The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may purchase or sell forward contracts in agency MBS pass-through securities via the To Be Announced (“TBA”) market. The Fund may utilize repurchase agreements and reverse repurchase agreements for cash management purposes.

The Fund does not limit its investments to a particular credit quality and may invest in distressed MBS and ABS, and other below investment grade securities (rated below BBB- by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc., which is also known as “junk”) without limitation. The Fund may invest up to 15% of the its net assets in securities that have legal or contractual restrictions on resale or are otherwise illiquid. The Fund may invest in securities of any maturity or duration. In managing the Fund’s investments, the sub-advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest

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rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration.” This means that these instruments normally move up with positive changes in interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and realize positive cash flows on the hedge. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the maturity or effective duration of the Fund’s investment portfolio will not exceed its target.

The Fund’s sub-advisor uses a relative value approach to profit from investment opportunities within the mortgage-backed securities market. The sub-advisor seeks to invest in undervalued securities in order to capitalize on price appreciation and superior cash flows.

The Fund sub-advisor’s objective is to construct a portfolio that will yield superior returns over time, yet minimize declines in the net asset value of the Fund’s portfolio in adverse market conditions. The Fund’s investment strategy is derived from the sub-advisor’s understanding of the dynamics of the housing market, mortgage finance, and other aspects of the economic landscape. Each potential investment in the Fund undergoes extensive quantitative and qualitative analysis to determine its fit within the portfolio. The analysis includes an assessment of key market sensitivity measures and stress-testing to establish how the investment will perform under a variety of conditions. The Fund may also implement a hedging strategy, when deemed appropriate, that utilizes derivative instruments, including options, futures contracts, fixed income swap agreements and other synthetic mortgage-related swap agreements.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Asset-Backed and Mortgage-Backed Securities Risk. When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing

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these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government. The liquidity of asset-backed securities may change over time.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term

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securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments and the valuation of the securities). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Securities/Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no

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assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bond with shorter maturities.

Junk Bond Risk. Lower-quality floating rate investments and other debt including lower-quality loans, known as “high yield” or “junk” bonds, present greater risk than floating rate investments and loans of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these instruments and reduce the Fund’s ability to sell them. The lack of a liquid market for these instruments could decrease the Fund’s share price. The credit rating for these instruments could also be further downgraded after they are purchased by the Fund, which would reduce their value. The value of lower quality investments often fluctuates in response to company, political or economic developes and can decline significantly over short periods of time or during periods of general or regional difficulty. Lower quality instruments can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

Leverage Risk: Using structured notes and derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

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Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment,

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and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

TBA Securities Risk. In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Swap Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Income Opportunity Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Class C and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown

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below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 1.79%% (quarter ended September 30, 2017), and the lowest return for a quarter was (1.13%) (quarter ended September 30, 2015). The Fund’s Class A shares year-to-date return for the period ended September 30, 2018 was 0.69%.

Average Annual Total Returns
(for the periods ended December 31, 2017)

	1 Year	Since inception (11/20/14)
Class A
Return Before Taxes	(2.46)%	0.36%
Return After Taxes on Distributions	(3.70)%%	(0.98)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.40)%	(0.34)%
Class C
Return Before Taxes	1.57%	1.13%
Class I
Return Before Taxes	2.47%	2.15%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	7.47%	5.76%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

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Sub-Advisor: Stone Beach Investment Management, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: David Lysenko, Managing Principal, Chief Compliance Officer and Portfolio Manager of Stone Beach, and Ed Smith, Managing Principal and Portfolio Manager of Stone Beach, serve as the Fund’s Portfolio Managers. Mr. Lysenko and Mr. Smith are jointly and primarily responsible for the day to day management of the Fund’s portfolio. They have served the Fund in this capacity since 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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